Segment information	12 Months Ended
Dec. 31, 2018
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Segment information

4. Segment information

Management views the business as a single portfolio of product candidates. Only R&D expenses are monitored at a product candidate level, however the Chief Operating Decision Maker (CODM) makes decisions over resource allocation at an overall portfolio level. The Group’s financing is managed and monitored on a consolidated basis. All non-current assets held by the Group are located in the U.K.

The Company’s CODM is the executive management team (comprised of the Chief Executive Officer, Chief Financial Officer, Chief Medical Officer, General Counsel, the Head of Corporate Development and the Head of Patient Access and Commercial Planning) which manages the operating results of the business.